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Exhibit 10.3

[DIGITAL ANGEL LETTERHEAD]

August 15, 2003

Midsummer Investment, Ltd.
and the Investors under the Purchase
Agreement, dated June 30, 2003
c/o Midsummer Capital, LLC
485 Madison Avenue, 23rd Floor
New York, New York 10022

Gentlemen:

        This letter agreement (the "Letter Agreement") is made and entered into by and between Digital Angel Corporation, a Delaware corporation ("DOC"), the undersigned, as purchasers of that certain Securities Purchase Agreement, dated June 30, 2003 (the "Purchase Agreement") by and between the Company and the purchasers (collectively, the "Holders"), and Applied Digital Solutions, Inc., a Missouri corporation (the "Company"), in connection with the waiver of certain sections of the related Registration Rights Agreement (as defined herein). Capitalized terms used and not otherwise defined herein shall have the meanings set forth in the Purchase Agreement.

        The parties hereby agree as follows:

        WHEREAS, the Company and the Holders entered into the Purchase Agreement and Registration Rights Agreement, on June 30, 2003, whereby the Holders purchased 8.5% Convertible Exchangeable Debentures in the principal amount of $10,500,000 and received registration rights in connection therewith; and

        WHEREAS, Section 6(c) of the Registration Rights Agreement limits the Company's ability to file registration statements prior to the effective date of the registration statement contemplated under the Registration Rights Agreement.

        NOW THEREFORE,

        1.     Holders have agreed to waive Section 6(c) of the Registration Rights Agreement, pursuant to that certain Waiver, dated August 15, 2003, executed by the Holders.

        2.     As consideration for the waiver granted to the Company, DOC agrees to issue five-year stock purchase warrants to the Holders to purchase 500,000 shares of DOC common stock at an exercise price of $2.64.

        3.     DOC also agrees to enter into a registration rights agreement with the Holders in which DOC agrees to file with the Securities and Exchange Commission a registration statement registering the common stock underlying the warrants and use its best efforts to cause the effectiveness of such registration statement.

        4.     DOC agrees to pay for all of the costs and expenses in connection with the issuance of the warrants.

        5.     The rights and responsibilities arising under this Agreement may not be assigned or delegated by either party hereto, in whole in part, without the prior written approval of the other parties hereto.

        6.     Any notice, request or other document required or permitted to be given or delivered to the Holders by DOC or the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

        7.     No amendment or modification of this Letter Agreement shall be valid unless in writing and duly executed by the parties affected by the amendment or modification.

        8.     This Letter Agreement shall be binding upon the parties and their respective representatives, successors and permitted assigns.

        9.     This Letter Agreement shall be governed by the laws of the State of Delaware without regard to its conflict of laws principles.

        10.   This Letter Agreement and the Waiver each must be received by the Company fully executed by no later than 5:00 p.m. on August 26, 2003, and if not received by such date the offer and all provisions under the Letter Agreement and the Waiver shall be null and void.

[signature page following]

[signature page to Letter Agreement]

        AGREED TO AND ACCEPTED by the parties hereto on the day and year first written above.

MIDSUMMER INVESTMENT, LTD.
/s/ SCOTT KAUFMAN
By: Scott Kaufman Its: Authorized Signatory
ELLIOTT ASSOCIATES, L.P.

By: Paul Singer Its: General Partner
ELLIOTT INTERNATIONAL, L.P.
By: Paul Singer, President, Elliott International Capital Advisors Inc. Its: Attorney-in-Fact
OMICRON MASTER TRUST
By: Bruce Bernstein, President Omicron Capital L.P., as advisor Omicron Capital Inc., its general partner

[signature page to Letter Agreement]

        AGREED TO AND ACCEPTED by the parties hereto on the day and year first written above.

MIDSUMMER INVESTMENT, LTD.

By: Scott Kaufman Its: Authorized Signatory
ELLIOTT ASSOCIATES, L.P. By: Elliott Capital Advisors, L.P., as general partner By: Braxton Associates, Inc., as general partner
/s/ ELLIOT GREENBERG
By: Elliot Greenberg Its: Vice-President
ELLIOTT INTERNATIONAL, L.P. By: Elliott International Capital Advisors Inc., as Attorney-in-Fact
/s/ PAUL SINGER
By: Paul Singer, President, Its: Vice-President
OMICRON MASTER TRUST
/s/ BRUCE BERNSTEIN
By: Bruce Bernstein, President Omicron Capital L.P., as advisor Omicron Capital Inc., its general partner

[signature page to Letter Agreement]

ISLANDIA, L.P.
/s/ EDGAR BERNER
By:	Edgar Berner, Vice President of John Lang, Inc.
Its:	General Partner
PORTSIDE GROWTH AND OPPORTUNITY FUND
/s/ MARLAN OGILVIE
By:	Marlan Ogilvie
Its:	General Counsel
DIGITAL ANGEL CORPORATION
/s/ RANDOLPH K. GEISSLER
By:	Randolph K. Geissler
Its:	Chief Executive Officer
APPLIED DIGITAL SOLUTIONS, INC.
/s/ SCOTT R. SILVERMAN
By:	Scott R. Silverman
Its:	CEO

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  Exhibit 10.3